OTHER RECEIVABLES, NET	12 Months Ended
Dec. 31, 2020
OTHER RECEIVABLES, NET
OTHER RECEIVABLES, NET

NOTE 4. OTHER RECEIVABLES, NET

Other receivables consisted of the following:

	As of December 31,
	2020	2019
Rental deposit	$—	$—
Property management fee deposit	1,252	5,472
Due from third parties	6,104	2,150
Other receivable from customer in agent service	—	153,046
Total other receivables	7,356	160,668
Less: Provision for doubtful accounts	—	—
Other receivables, net	$7,356	$160,668

As of December 31, 2019, other receivable from customer in agent service was derived from coal sales agent services in which the Company had the right to collect money for the suppliers, and should pay the suppliers after receiving money from the customers. As of December 31, 2020, no coal sales agent services occurred.